UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2025

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue

Tulsa, OK 74120

(Address of principal executive offices and zip code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on July 24, 2024, Helmerich & Payne, Inc., a Delaware corporation (the “Company”), entered into that certain Sale and Purchase Agreement (the “Purchase Agreement”), as amended by that certain Deed of Amendment to the Purchase Agreement, dated as of December 20, 2024 (the “Deed of Amendment”), among the Majority Sellers named therein (the “Majority Sellers”), the Management Seller named therein (the “Management Seller”), Ocorian Limited, a private company limited by shares incorporated in Jersey, HP Global Holdings Limited, a private company limited by shares incorporated in Jersey and a wholly owned subsidiary of the Company (the “Purchaser”), and, for certain purposes set forth therein, KCA Deutag International Limited, a private company limited by shares incorporated in Jersey (“KCA Deutag”), whereby, among other things, the Purchaser acquired the entire issued share capital of KCA Deutag (collectively, the “Shares”) from the Majority Sellers and all other shareholders of KCA Deutag (such purchase and sale, together with the other transactions contemplated by the Purchase Agreement, the “Acquisition”). As disclosed in the Company’s press release dated July 25, 2024, total consideration for the Acquisition was estimated to be approximately $1.9725 billion, consisting of (i) the purchase price for the Shares, subject to certain contractual adjustments set forth in the Purchase Agreement and (ii) the contemporaneous repayment or redemption at Closing (as defined below) of certain of KCA Deutag’s outstanding indebtedness, subject to ordinary course fluctuations in the amount of outstanding borrowings and accrued and unpaid interest thereunder.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 16, 2025 (the “Closing Date”), the Company completed the Acquisition (the “Closing”) whereby the Purchaser acquired the Shares for total consideration of approximately $897 million in cash, approximately $80 million of which was deposited into a customary escrow on the Closing Date pending the resolution of certain potential tax obligations of KCA Deutag in accordance with the terms of the Purchase Agreement.

The material terms of the Purchase Agreement were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 24, 2024, which is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Deed of Amendment, copies of which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On the Closing Date, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This information is being furnished pursuant to Item 7.01 of Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01	OTHER EVENTS.

In connection with the Closing, the Company and KCA Deutag completed (a) the redemption in full of all of (i) KCA Deutag UK Finance PLC’s outstanding $500 million aggregate principal amount of 9.875% Senior Secured Notes due 2025, (ii) KCA Deutag UK Finance PLC’s outstanding $250 million aggregate principal amount of Senior Secured Floating Rate Notes due 2025 and (iii) KCA Deutag PIKCO PLC’s outstanding $272.2 million aggregate principal amount (which includes approximately $72.2 million of accrued and capitalized interest) of 15.0%/17.5% Payment-In-Kind Notes due 2027, and (b) the repayment of all of the (i) approximately $50 million of outstanding borrowings under KCA Deutag’s Senior Secured Guarantee and Revolving Credit Facilities provided by Barclays Bank plc and (ii) approximately $50 million of outstanding borrowings under KCA Deutag’s Senior Secured Revolving Credit Facilities provided by Deutsche Bank AG, in each case including, as applicable, the payment of all accrued and unpaid interest, premiums and fees in connection with each such redemption or repayment.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The Company intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1†	Sale and Purchase Agreement, dated July 25, 2024, among Helmerich & Payne, Inc., the Majority Sellers named therein, the Management Seller named therein, Ocorian Limited, HP Global Holdings Limited and KCA Deutag International Limited (incorporated herein by reference to Exhibit 2.1 of the Company’s Form 8-K filed on July 25, 2024, SEC File No. 001-04221).

2.2	Deed of Amendment, dated December 20, 2024, among Helmerich & Payne, Inc., the Majority Sellers named therein, the Management Seller named therein, Ocorian Limited, HP Global Holdings Limited and KCA Deutag International Limited.

99.1	Press Release dated January 16, 2025, issued by Helmerich & Payne, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

†	Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title:	Corporate Secretary

Date:	January 16, 2025